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                                                                  EXHIBIT 23(a)


                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 21, 1997, in Post-Effective Amendment No. 1 to the Registration Statement (Form S-4 No. 333-20417) and related Prospectus of Park National Corporation for the registration of 2,345,000 shares of its common stock.



                                                        /s/ Ernst & Young LLP


March 21, 1997